Exhibit 10.2

EXECUTION VERSION

GUARANTEE AND COLLATERAL AGREEMENT

dated as of

June 23, 2006,

Amended and Restated as of December 6, 2010,

and further

Amended and Restated as of February 14, 2011

among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

the Subsidiaries of TRANSDIGM INC. identified herein,

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

Section 1.01. Credit Agreements	2
Section 1.02. Other Defined Terms	2

ARTICLE II

Guarantee

Section 2.01. Guarantee	10
Section 2.02. Guarantee of Payment	10
Section 2.03. No Limitations, Etc	10
Section 2.04. Reinstatement	11
Section 2.05. Agreement To Pay; Subrogation	11
Section 2.06. Information	12

ARTICLE III

Pledge of Securities

Section 3.01. Pledge	12
Section 3.02. Delivery of the Pledged Collateral	12
Section 3.03. Representations, Warranties and Covenants	13
Section 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests	14
Section 3.05. Registration in Nominee Name; Denominations	14
Section 3.06. Voting Rights; Dividends and Interest, etc	15

ARTICLE IV

Security Interests in Personal Property

Section 4.01. Security Interest	17
Section 4.02. Representations and Warranties	19
Section 4.03. Covenants	21
Section 4.04. Other Actions	24
Section 4.05. Covenants regarding Patent, Trademark and Copyright Collateral	26

ARTICLE V

Remedies

i

ii

Schedules

Schedule I	Legal Name, Jurisdiction of Formation, Organizational Identification Number and Federal Taxpayer Identification Number of Each Grantor
Schedule II	Capital Stock; Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate

iii

GUARANTEE AND COLLATERAL AGREEMENT dated as of June 23, 2006, as amended and restated as of December 6, 2010, and as further amended and restated as of February 14, 2011 (this “Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), the Subsidiaries of the Borrower identified herein and CREDIT SUISSE AG, as collateral agent for the Secured Parties (as defined below) and as administrative agent under each of the 2010 Credit Agreement and the 2011 Credit Agreement (each as defined below) (in such capacities, the “Agent”).

PRELIMINARY STATEMENT

Reference is made to (a) the Credit Agreement dated as of June 23, 2006 (as amended, supplemented or otherwise modified from time to time, the “2006 Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto and the Agent, (b) the Credit Agreement dated as of December 6, 2010 (as amended, supplemented or otherwise modified from time to time, the “2010 Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2010 Lenders”) and the Agent and (c) the Credit Agreement dated as of February 14, 2011 (as amended, supplemented or otherwise modified from time to time, the “2011 Credit Agreement” and, together with the 2010 Credit Agreement, the “Credit Agreements”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2011 Lenders” and, together with the 2010 Lenders, the “Lenders”) and the Agent. The Obligations under the 2006 Credit Agreement were indefeasibly paid in full, and the 2006 Credit Agreement was terminated, on December 14, 2010.

In order to induce the 2010 Lenders and 2010 Issuing Banks to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the 2010 Credit Agreement, Holdings and certain of the Subsidiary Guarantors, as affiliates of the Borrower and each of which has derived and will continue to derive substantial benefits from the extension of credit to the Borrower pursuant to the 2010 Credit Agreement, executed and delivered the Guarantee and Collateral Agreement dated as of June 23, 2006, as amended and restated as of December 6, 2010, among the Borrower, Holdings, the Subsidiary Guarantors and the Agent (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Collateral Agreement”). The 2011 Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the 2011 Credit Agreement. The obligations of the 2011 Lenders to extend such credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement, which amends and restates the Existing Collateral Agreement, to secure the 2011 Obligations on a pari passu basis with the 2010 Obligations (each as defined below), by Holdings, the Borrower and the Subsidiary Guarantors. As affiliates of the Borrower, Holdings and the Subsidiary Guarantors will derive substantial benefits from the extension of credit to the Borrower pursuant to the 2011 Credit Agreement and are willing to execute and deliver this Agreement in order to induce the 2011 Lenders to extend such credit. The Agent, as collateral agent and administrative agent under the 2010 Credit Agreement, is entering into this Agreement at the request of the Borrower and as required by Section 9.02(b) of the 2010 Credit Agreement.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Credit Agreements. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the 2010 Credit Agreement or the 2011 Credit Agreement, as the context may require. All terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC.

(b) The rules of construction specified in Section 1.03 of each of the Credit Agreements also apply to this Agreement.

Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2006 Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“2010 Counterparties” has the meaning assigned to such term in the definition of the term “Secured Parties”.

“2010 Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“2010 Issuing Banks” means the Persons defined as an “Issuing Bank” in the 2010 Credit Agreement.

“2010 Lenders” has the meaning assigned to such term in the preliminary statement of this Agreement.

“2010 Loan Documents” means the “Loan Documents” as defined under the 2010 Credit Agreement, as in effect as of the date hereof.

“2010 Obligations” means the obligations described in clause (a) of the definition of the term “Obligations”.

“2010 Secured Parties” means the Persons described in clauses (a) and (b) of the definition of the term “Secured Parties”.

“2011 Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“2011 Lenders” has the meaning assigned to such term in the preliminary statement of this Agreement.

“2011 Loan Documents” means the “Loan Documents” as defined under the 2011 Credit Agreement, as in effect as of the date hereof.

“2011 Obligations” means the obligations described in clause (b) of the definition of the term “Obligations”.

“2011 Secured Parties” means the Persons described in clauses (a) and (c) of the definition of the term “Secured Parties”.

“Account” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Account Debtor” means any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together will all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

“Agent” has the meaning assigned to such term in the preamble of this Agreement.

“Agreement” has the meaning assigned to such term in the preamble of this Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Borrower” has the meaning assigned to such term in the preamble of this Agreement.

“Claiming Guarantor” has the meaning assigned to such term in Section 6.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral and shall not include, for the avoidance of doubt, any Excluded Collateral.

“Commercial Tort Claim” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Commitments” means, collectively, the Commitments as defined in the 2010 Credit Agreement and the Commitments as defined in the 2011 Credit Agreement.

“Commodity Intermediary” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Contributing Guarantor” has the meaning assigned to such term in Section 6.02.

“Control Agreement” means a deposit account control agreement, a securities account control agreement or a commodity account control agreement, as applicable, enabling the Agent to obtain “control” (within the meaning of the New York UCC) of any such accounts of a Grantor, in form and substance reasonably satisfactory to the Agent.

“Controlled Foreign Subsidiary” means a Foreign Subsidiary that is a “controlled foreign corporation” as defined in Section 957(a) of the Code.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including the copyrights listed on Schedule III.

“Credit Agreements” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Deposit Account” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Default” means any Default under and as defined in the 2010 Credit Agreement or the 2011 Credit Agreement.

“Electronic Chattel Paper” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Entitlement Holder” has the meaning assigned to such term in Section 8-102 of the New York UCC.

“Entitlement Order” has the meaning assigned to such term in Section 8-102 of the New York UCC.

“Equipment” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“Event of Default” means any Event of Default under and as defined in the 2010 Credit Agreement or the 2011 Credit Agreement.

“Excluded Collateral” has the meaning assigned to such term in Section 4.01.

“Existing Collateral Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.05.

“Financial Asset” has the meaning assigned to such term in Section 8-102 of the New York UCC.

“General Intangibles” has the meaning assigned to such term in Section 9-102 of the New York UCC including, without limitation, all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), all Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” means Holdings, the Borrower and the Subsidiary Guarantors.

“Guarantors” means Holdings and the Subsidiary Guarantors.

“Holdings” has the meaning assigned to such term in the preamble of this Agreement.

“Instrument” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, whether arising under United States, state, multinational or foreign laws or otherwise, including, without limitation, inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Inventory” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Investment Property” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Lenders” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Letter-of-Credit Right” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule III.

“Loan Documents” means, collectively, the 2010 Loan Documents and the 2011 Loan Documents.

“Majority Secured Parties” means, at any time, Lenders holding Loans under the Credit Agreements (other than Swingline Loans), Swingline Exposure, L/C Exposure and unused Revolving Credit Commitments at such time in excess of 50% of the sum of all Loans outstanding under the Credit Agreements (other than Swingline Loans), Swingline Exposure, L/C Exposure and unused Revolving Credit Commitments at such time; provided, however, that, unless all of the Revolving Credit Commitments have terminated, the Loans, Swingline Exposure, L/C Exposure and unused Revolving Credit Commitments of any Defaulting Lender under the 2010 Credit Agreement shall be disregarded for purposes of determining the Majority Secured Parties.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a)(i) the due and punctual payment of (x) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans under the 2010 Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set-for prepayment or otherwise, (y) each payment required to be made by the Borrower under the 2010 Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (z) all other monetary obligations of the Borrower to any of the 2010 Secured Parties under the 2010 Credit Agreement and each of the other 2010 Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (ii) the due and punctual performance of all other obligations of the Borrower under or pursuant to the 2010 Credit Agreement and each of the other 2010 Loan Documents and (iii) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to the 2010 Credit Agreement and each of the other 2010 Loan Documents; and (b)(i) the due and punctual payment of (x) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans under the 2011 Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set-for prepayment or otherwise, and (y) all other monetary obligations of the Borrower to any of the 2011 Secured Parties under the 2011 Credit Agreement and each of the other 2011 Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (ii) the due and punctual performance of all other obligations of the Borrower under or pursuant to the 2011 Credit Agreement and each of the other 2011 Loan Documents and (iii) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to the 2011 Credit Agreement and each of the other 2011 Loan Documents.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those patents listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by two Financial Officers.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Proceeds” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Secured Hedging Obligations” means all Hedging Obligations owing to the Agent, a Joint Lead Arranger or a co-arranger, a 2010 Lender or any Affiliate of any of the foregoing and with respect to which, at or prior to the time that the Hedge Agreement relating to such Hedging Obligation is entered into, the Borrower (or another Loan Party) and the 2010 Lender or other Person referred to above (or Affiliate) party thereto (except in the case of the Agent) shall have delivered written notice to the Agent that such a transaction has been entered into and that it constitutes a Secured Hedging Obligation entitled to the benefits of the Collateral Documents (as defined in the 2010 Credit Agreement).

“Secured Obligations” means all Obligations, together with all Secured Hedging Obligations.

“Secured Parties” means (a) the Agent, (b)(i) the 2010 Lenders, (ii) the 2010 Issuing Banks, (iii) each counterparty to any Hedging Agreement with a Loan Party that either (x) is in effect on the Closing Date of the 2010 Credit Agreement if such counterparty is a 2010 Lender or an Affiliate of a 2010 Lender as of the Closing Date of the 2010 Credit Agreement or (y) is entered into after the Closing Date of the 2010 Credit Agreement if such counterparty is a 2010 Lender or an Affiliate of a 2010 Lender at the time such Hedging Agreement is entered into (the Persons described in this clause (b)(iii), the “2010 Counterparties”), (iv) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any 2010 Loan Document owing to any of the Persons described in clauses (a) or (b) above or to Related Parties of the such Persons, (v) the successors and assigns of each of the Persons described in clauses (a) or (b) above and (vi) all former 2010 Lenders, Agents under the 2010 Credit Agreement, 2010 Issuing Banks or 2010 Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were 2010 Lenders, Agents under the 2010 Credit Agreement, 2010 Issuing Banks or 2010 Counterparties and such Obligations have not been paid or satisfied in full and (c)(i) the 2011 Lenders, (ii) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any 2011 Loan Document owing to any of the Persons described in clauses (a) or (c) above or to Related Parties of such Persons, (iii) the successors and assigns of each of the Persons described in clauses (a) or (c) above and (iv) all former 2011 Lenders, Agents under the 2011 Credit Agreement to the extent that any Obligations owing to such Persons were incurred while such Persons were 2011 Lenders, Agents under the 2011 Credit Agreement and such Obligations have not been paid or satisfied in full.

“Securities Account” has the meaning assigned to such term in Section 8-501 of the New York UCC.

“Securities Intermediary” has the meaning assigned to such term in Section 8-102 of the New York UCC.

“Security” has the meaning assigned to such term in Section 8-102 of the New York UCC.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Subsidiary Guarantors” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the date hereof.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned. by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II

Guarantee

Section 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Secured Obligations. Each of the Guarantors further agrees that the Secured Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Secured Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Secured Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Section 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any other Secured Party to any security held for the payment of the Secured Obligations or to any balance of any Deposit Account or credit on the books of the Agent or any other Secured Party in favor of the Borrower or any other person.

Section 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Secured Obligations or otherwise (other than the payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations), together with the termination of the Commitments and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to the Agent). Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Agent or any other Secured Party for the Secured Obligations or any of them; (iv) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations), together with the termination of the Commitments and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to the Agent). Each Guarantor expressly authorizes the Agent to take and hold security for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party (other than the payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations), together with the termination of the Commitments and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to the Agent). The Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Secured Obligations (other than Unliquidated Obligations) have been fully paid and satisfied in full in cash, the Commitments have been terminated and the Unliquidated Obligations have been cash collateralized in a manner satisfactory to the Agent. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

Section 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by the Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower; any other Loan Party or otherwise.

Section 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Secured Obligation. Upon payment by any Guarantor of any sums to the Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

Section 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

Section 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby pledges to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) Equity Interests owned by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Stock”); provided, however, that the Pledged Stock shall not include more than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treasury Regulation § 1.956-2(c)) of any (i) Foreign Subsidiary or (ii) any Domestic Subsidiary treated as a disregarded entity for U.S. federal income tax purposes that holds more than 65% of the Capital Stock of a Foreign Subsidiary; (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Agent any and all Pledged Securities.

(b) Each Grantor will cause any Indebtedness for borrowed money owed to such Grantor by any person in an amount that exceeds $500,000 that is evidenced by a duly executed promissory note to be pledged and delivered to the Agent, duly endorsed in a manner satisfactory to the Agent. Without limiting the foregoing, all promissory notes in favor of any Grantor shall be delivered to the Agent promptly after request of the Agent.

(c) Upon delivery to the Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Agent, for the benefit of the Secured Parties, that:

(a) Schedule II (as supplemented pursuant to Section 3.02(c)) correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes owned by such Grantor; provided, however, that no more than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treasury Regulation § 1.956-2(c)) of any (i) Foreign Subsidiary or (ii) any Domestic Subsidiary treated as a disregarded entity for U.S. federal income tax purposes that holds more than 65% of the Capital Stock of a Foreign Subsidiary is required to be listed;

(b) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with each of the Credit Agreements, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement or as permitted by each of the Credit Agreements and transfers made in compliance with each of the Credit Agreements, and (iv) subject to Sections 3.02(b) and 3.06, will cause any and all Pledged Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Agent and pledged or assigned hereunder;

(c) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral (other than Pledged Collateral representing less than all of the Equity Interests of a Person) is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder;

(d) each of the Grantors (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Liens created by this Agreement or as permitted by each of the Credit Agreements), however arising, of all Persons whomsoever;

(e) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge of the Pledged Collateral effected hereby (other than such as have been obtained and are in full force and effect and except with respect to Pledged Collateral in the form of Equity Interests in joint ventures);

(f) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Agent in accordance with this Agreement, the Agent will obtain, for the ratable benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations; and

(g) the pledge effected hereby is effective to vest in the Agent, for the ratable benefit of the Secured Parties, the rights of the Agent in the Pledged Collateral as set forth herein.

Section 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

Section 3.05. Registration in Nominee Name; Denominations. The Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Agent. Each Grantor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

Section 3.06. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Agent shall have given the Grantors at least two Business Days’ notice of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default with respect to Holdings or the Borrower under paragraph (f) or (g) of Article VII of each of the Credit Agreements):

(a) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose not in violation with the terms of this Agreement, each of the Credit Agreements and each of the other Loan Documents.

(b) The Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as a Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(c) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of each of the Credit Agreements, each of the other Loan Documents and applicable laws; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the other Secured Parties and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement). This paragraph (iii) shall not apply to dividends between or among the Borrower and the Subsidiary Guarantors only of property subject to a perfected security interest under this Agreement; provided that the Borrower notifies the Agent in writing, specifically referring to this Section 3.06 at the time of such dividend and takes any actions the Agent reasonably specifies to ensure the continuance of its perfected security interest in such property under this Agreement.

(b) Upon the occurrence and during the continuance of an Event of Default, after the Agent shall have notified (or shall be deemed to have notified) the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this paragraph (b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the applicable Grantor or Grantors have delivered to the Agent certificates to that effect, the Agent shall, promptly after all such Events of Default have been cured or waived, repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Agent shall have notified (or shall be deemed to have notified) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Majority Secured Parties, the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

(d) Any notice given by the Agent to the Grantors exercising its rights under paragraph (a) of this Section 3.06(i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

Section 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(a) all Accounts;

(b) all Chattel Paper;

(c) all cash, Deposit Accounts and Securities Accounts;

(d) all Commercial Tort Claims;

(e) all Documents;

(f) all Equipment;

(g) all General Intangibles;

(h) all Instruments;

(i) all Inventory;

(j) all Investment Property;

(k) all Letter-of-Credit Rights;

(l) all books and records pertaining to the Article 9 Collateral; and

(m) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding the foregoing, the Article 9 Collateral shall not include any of the following assets now owned or hereafter acquired which would otherwise be included in the Article 9 Collateral (collectively, the “Excluded Collateral”):

(a) any vehicle covered by a certificate of title or ownership,

(b) any real property held by the Borrower or any Guarantor as a lessee under a lease,

(c) assets sold to a Person which is not a Grantor in compliance with each of the Credit Agreements,

(d) assets owned by a Guarantor after the release of the guarantee of such Guarantor pursuant to Section 7.15,

(e) assets subject to a Lien permitted by clauses (g), (h), (i) and (r) (in the case of a Lien permitted by clause (r), securing Indebtedness permitted to be incurred pursuant to clauses (7) and (15) of the definition of “Permitted Indebtedness” set forth in each of the Credit Agreements) of the definition of “Permitted Liens” set forth in each of the Credit Agreements,

(f) assets which contain a valid and enforceable prohibition on the creation of a security interest therein so long as such prohibition remains in effect and is valid and effective notwithstanding Sections 9-406, 9-407, 9-408 and 9-409 of the applicable Uniform Commercial Code; provided that, upon the reasonable request of the Agent, the Borrower shall, and shall cause any applicable Grantor to, use commercially reasonable efforts to have waived or eliminated such provision,

(g) any property excluded from the definition of Pledged Collateral by virtue of the proviso to Section 3.01(a) hereof,

(h) any Letter-of-Credit Rights to the extent any Grantor is required by applicable law to apply the proceeds of a drawing of such letter of credit for a specified purpose and to a person that is not a Grantor,

(i) any asset of a Controlled Foreign Subsidiary (within the meaning of Treasury Regulation § 1.956-2(c)(2) or any successor provision thereto) or a subsidiary of a Controlled Foreign Subsidiary, and

(j) any application for a Trademark registration filed with the United States Patent and Trademark Office pursuant to Section 1(b) of the Lanham Act (“Intent to Use Application”) prior to the filing with and acceptance by the United States Patent and Trademark Office of a Statement of Use (as described in Section 1(d) of the Lanham Act) or an Amendment to Allege Use (as described in Section 1(c) of the Lanham Act).

(b) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as all assets of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Agent promptly upon request.

Each Grantor also ratifies its authorization for the Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

Section 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

(b) The Perfection Certificate delivered as of the Closing Date of the 2010 Credit Agreement was duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization or formation of each Grantor) is materially correct and complete as of the Closing Date of the 2010 Credit Agreement. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral were prepared by the Agent based upon the information provided to the Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Perfection Certificate (or specified by notice from the Borrower to the Agent after the Closing Date of the 2010 Credit Agreement in the case of filings, recordings or registrations required by Section 5.11 of each of the Credit Agreements, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright

Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the Closing Date of the 2010 Credit Agreement to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 4.02(b) and except for Commercial Tort Claims in an amount less than or equal to $500,000, a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Copyright Office. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.06 of each of the Credit Agreements.

(d) Schedule I completely and correctly sets forth, as of the date hereof, (i) the exact legal name, (ii) the jurisdiction of organization or formation, as applicable, (iii) the Organizational Identification Number, if any, issued by the jurisdiction of formation or organization, as applicable, and (iv) the Federal Taxpayer Identification Number of the Borrower, Holdings and each Subsidiary Guarantor. Schedule II completely and correctly sets forth, as of the date hereof, (i) all issued and outstanding stock, partnership interests, limited liability company membership interests or other Equity Interests held by, directly or indirectly, Holdings, the Borrower or any Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other Equity Interests, (ii) each equity investment held by, directly or indirectly, Holdings, the Borrower or any Subsidiary that represents 50% or less of the Equity Interest of the entity in which such investment was made and (iii) all promissory notes and other evidence of indebtedness held by Holdings, the Borrower and each Subsidiary that are required to be pledged under this Agreement, including all intercompany notes between Holdings and any subsidiary of Holdings and any subsidiary of Holdings and any other such subsidiary. Schedule III completely and correctly sets forth, as of the date hereof, (i) all of each Grantor’s federally registered Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of such Patent, Patent License, Trademark and Trademark License owned by any Grantor and (ii) all of each Grantor’s federally registered Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of such Copyright or Copyright License owned by any Grantor.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.06 of each of the Credit Agreements. None of the Grantors has filed or consented to (i) the filing of any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.06 of each of the Credit Agreements. On the date hereof, none of the Grantors hold any Commercial Tort Claim in an amount greater than $500,000 except as set forth on Schedule IV.

Section 4.03. Covenants. (a) Intentionally Omitted.

(b) Subject to the rights of such Grantor under the Loan Documents, each Grantor shall, at its own expense, take any and all actions it deems necessary in the prudent conduct of the business of such Grantor (to be determined in Grantor’s reasonable discretion) to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.06 of each of the Credit Agreements.

(c) Each Grantor agrees that it shall not change such Grantor’s name, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization unless it shall have (i) notified the Agent in writing at least twenty (20) days prior to any such change or establishment, identifying such new proposed name, corporate structure or jurisdiction of organization and providing such other information in connection therewith as the Agent may reasonably request and (ii) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Agent’s Security Interest in the Collateral intended to be granted and agreed to hereby.

(d) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument in excess of $500,000, such note or instrument shall be promptly pledged and delivered to the Agent, duly endorsed in a manner satisfactory to the Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may, in the Agent’s judgment, constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Agent of the specific identification of such Collateral, to advise the Agent in writing of any material inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct in all material respects with respect to such Collateral within 30 days after the date it has been notified by the Agent of the specific identification of such Collateral.

(e) After the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(f) At its option, the Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to Section 6.06 of each of the Credit Agreements, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreements or this Agreement, and each Grantor jointly and severally agrees to reimburse the Agent on demand for any payment made or any expense incurred by the Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(g) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account in excess of $500,000, such Grantor shall promptly assign such security interest to the Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

(h) As between each Grantor, the Agent and the Secured Parties, each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, and each Grantor jointly and severally agrees to indemnify and hold harmless the Agent and the Secured Parties from and against any and all liability for such performance.

(i) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by Section 6.06 of each of the Credit Agreements. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral, except as expressly permitted by Sections 6.03 and 6.07 of each of the Credit Agreements.

(j) None of the Grantors will, without the Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in good faith in the prudent conduct of the business of such Grantor.

(k) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 5.10 of each of the Credit Agreements. Each Grantor irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreements or to pay any premium in whole or part relating thereto, the Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent deems advisable. All sums disbursed by the Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Agent and shall be additional Secured Obligations secured hereby.

(l) Intentionally Omitted.

Section 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Agent to enforce, the Agent’s security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments in excess of $500,000, such Grantor shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

(b) Deposit Accounts. For each Deposit Account that any Grantor at any time opens or maintains, other than (A) segregated Deposit Accounts constituting (and the balance of which consists solely of funds set aside in connection with) payroll accounts, withholding tax accounts, or trust, escrow or other fiduciary accounts or (B) Deposit Accounts the daily balance of which does not at any time exceed $1,000,000 for any such account or $10,000,000 for all such accounts, such Grantor shall, within 90 days of the date of receipt by the Borrower of a written request of the Agent, either (i) cause the depositary bank to agree to comply at any time with instructions from the Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Grantor or any other person, pursuant to a Control Agreement in form and substance satisfactory to the Agent, or (ii) arrange for the Agent to become the customer of the depositary bank with respect to the Deposit Account, with the Grantor being permitted, only with the consent of the Agent, to exercise rights to withdraw funds from such Deposit Account. The Agent agrees with each Grantor that the Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to any

Deposit Account for which any Grantor, the depositary bank and the Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Agent for the specific purpose set forth therein.

(c) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof such Grantor shall promptly notify the Agent thereof and, at the Agent’s request and option, within ninety (90) days of the date of the Agent’s request, pursuant to an agreement in form and substance satisfactory to the Agent, either (a) cause the issuer to agree to comply with instructions from the Agent as to such securities, without further consent of any Grantor or such nominee, or (b) arrange for the Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall promptly notify the Agent thereof and, at the Agent’s request and option, within ninety (90) days of the date of the Agent’s request, pursuant to an agreement in form and substance satisfactory to the Agent, either (a) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement Orders or other instructions from the Agent to such Securities Intermediary as to such securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such Commodity Intermediary, in each case without further consent of any Grantor or such nominee, or (b) in the case of Financial Assets (as governed by Article 8 of the New York UCC) or other Investment Property held through a Securities Intermediary, arrange for the Agent to become the Entitlement Holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Agent agrees with each of the Grantors that the Agent shall not give any such Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights, by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Agent is the Securities Intermediary.

(d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Agent thereof and, at the request of the Agent, shall take such action as the Agent may request to vest in the Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Agent agrees with such Grantor that the Agent will arrange, pursuant to procedures satisfactory to the Agent and so long as such procedures will not result in the Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Agent thereof and, at the request and option of the Agent, such Grantor shall, pursuant to an agreement in form and substance satisfactory to the Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Agent to become the transferee beneficiary of the letter of credit, with the Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(f) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim, the Grantor shall promptly notify the Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

Section 4.05. Covenants regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

(d) Each Grantor shall notify the Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, with respect to any of the same which is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, unless it promptly informs the Agent, and, upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent’s security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(f) Each Grantor will take all necessary steps that it deems appropriate under the circumstances and are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to any Patent, Trademark and/or Copyright (and to obtain the relevant grant or registration) that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Grantor knows or has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral. Such Grantor may discontinue or settle any such suit or other action if the Grantor deems such discontinuance or settlement to be appropriate in its reasonable business judgment.

(h) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, at the request of the Agent, use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Agent or its designee.

ARTICLE V

Remedies

Section 5.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and the Grantors hereby waive (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 5.02. Application of Proceeds. The Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Agent in accordance with the 2010 Credit Agreement or the 2011 Credit Agreement, as applicable (in its capacity as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Agent shall have absolute discretion (as between the Secured Parties and the Grantors) as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

Section 5.03. Enforcement by the Agent. (a) Notwithstanding anything herein to the contrary, if any Event of Default under any 2010 Loan Document or any 2011 Loan Document shall have occurred and be continuing, the Agent shall act in relation to the Collateral in accordance with the instructions of the Required Lenders under the applicable Credit Agreement.

(b) The Agent may disregard any instructions from any other Person to exercise any right or remedy hereunder with respect to the Collateral and any instructions that are inconsistent with this Agreement.

(c) Subject to clause (e), the Required Lenders under each of the Credit Agreements may give or refrain from giving instructions to the Agent to exercise or refrain from exercising any right or remedy hereunder with respect to the Collateral as the Agent sees fit in accordance with the other provisions of this Agreement.

(d) The Agent shall inform each Lender on receiving any instructions under this Section 5.03 to exercise rights or remedies with respect to the Collateral.

(e) If the Agent receives inconsistent instructions from the Required Lenders under each of the Credit Agreements, the Agent shall act in relation to the Collateral in accordance with the instructions of the Majority Secured Parties.

Section 5.04. Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies under this Article at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Agent shall be exercised, at the option of the Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

Section 5.05. Securities Act, etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with such number of purchasers as the Agent determines to be reasonable to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.05 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

Section 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

Section 6.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Secured Obligation or assets of any other Guarantor shall be sold pursuant to any Collateral Document to satisfy any Secured Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

Section 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each of the Borrower and the Subsidiary Guarantors hereby agrees that all Indebtedness and other monetary obligations owed by it to the Borrower or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.

ARTICLE VII

Miscellaneous

Section 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of each of the Credit Agreements. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of each of the Credit Agreements.

Section 7.02. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any of the Credit Agreements, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Credit Agreements, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent, any 2010 Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under any of the Credit Agreements, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments under any of the Credit Agreements have not expired or terminated.

Section 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such Loan Party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreements. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

Section 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Section 7.06. Agent’s Fees and Expenses: Indemnification. (a) The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of each of the Credit Agreements.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related out of pocket expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby or thereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided, however that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.12 of the 2010 Credit Agreement.

Section 7.07. Agent Appointed Attorney-in-Facts. Each Grantor hereby appoints the Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 7.08. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 7.09. Waivers; Amendment. (a) No failure or delay by the Agent, any 2010 Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent, the 2010 Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agent, any Lender or any 2010 Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of each of the Credit Agreements.

Section 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

Section 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 7.14. Jurisdiction; Consent to Service of Process. (a) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agent, any 2010 Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the Loan Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the Loan Parties hereby irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of the Agent to serve process in any other manner permitted by law.

Section 7.15. Termination or Release. (a) This Agreement, the Guarantees, the Security Interest and all other security interests granted hereby shall terminate when all the Secured Obligations (other than Unliquidated Obligations) have been paid and satisfied in full in cash (and the Commitments have been terminated and the Unliquidated Obligations have been cash collateralized in a manner satisfactory to the Agent) and the Lenders have no further commitment to lend under each of the Credit Agreements, the aggregate LC Exposure under each of the Credit Agreements has been reduced to zero and the 2010 Issuing Bank under the 2010 Credit Agreement has no further obligations to issue Letters of Credit under the 2010 Credit Agreement.

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by each of the Credit Agreements as a result of which such Subsidiary Guarantor ceases to be a Subsidiary of the Borrower.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under each of the Credit Agreements to any person that is not the Borrower or a Guarantor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of each of the Credit Agreements, the security interest in such Collateral shall be automatically released and the Agent will confirm such release in writing promptly after written request therefor.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Agent. Without limiting the provisions of Section 7.06, the Borrower shall reimburse the Agent upon demand for all costs and out of pocket expenses, including the fees, charges and disbursements of counsel, incurred by it in connection with any action contemplated by this Section 7.15.

Section 7.16. Additional Guarantors. Pursuant to Section 5.11 of each of the Credit Agreements, each Domestic Subsidiary of a Loan Party that was not in existence or not a Subsidiary on the date of the 2011 Credit Agreement is required to enter in this Agreement as a Subsidiary Guarantor upon becoming such a Subsidiary. Upon execution and delivery by the Agent and a Domestic Subsidiary of a supplement in the form of Exhibit A hereto, such Domestic Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 7.17. Right of Setoff. If an Event of Default shall have occurred and is continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

TRANSDIGM INC.

by
/s/ W. Nicholas Howley
	Name:	W. Nicholas Howley
	Title:	Chairman and Chief Executive Officer

TRANSDIGM GROUP INCORPORATED

by
/s/ W. Nicholas Howley
	Name:	W. Nicholas Howley
	Title:	Chairman and Chief Executive Officer

Signature Page to Amended and Restated Guarantee and Collateral Agreement

MARATHONNORCO AEROSPACE, INC.

ADAMS RITE AEROSPACE, INC.

CHAMPION AEROSPACE LLC

AVIONIC INSTRUMENTS LLC

SKURKA AEROSPACE INC.

CDA INTERCORP LLC

AEROCONTROLEX GROUP, INC.

AVIATION TECHNOLOGIES, INC.

AVTECH CORPORATION

TRANSICOIL LLC

MALAYSIAN AEROSPACE SERVICES, INC.

BRUCE AEROSPACE INC.

BRUCE INDUSTRIES, INC.

CEF INDUSTRIES, LLC

ACME AEROSPACE, INC.

DUKES AEROSPACE, INC.

SEMCO INSTRUMENTS, INC.

AIRCRAFT PARTS CORPORATION

MCKECHNIE AEROSPACE HOLDINGS, INC.

MCKECHNIE AEROSPACE DE, INC.

MCKECHNIE AEROSPACE US LLC

MCKECHNIE AEROSPACE INVESTMENTS, INC.

VALLEY-TODECO, INC.

HARTWELL CORPORATION

WESTERN SKY INDUSTRIES, LLC

TEXAS ROTRONICS, INC.

by
/s/ Gregory Rufus
Name: Gregory Rufus
Title: Treasurer and Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

Schedule I

Subsidiary Guarantors

Exact Legal Name	Jurisdiction	Organizational Identification Number	Federal Taxpayer Identification Number
TransDigm Group Incorporated	Delaware	3669437	41-2101738
TransDigm Inc.	Delaware	2342542	34-1750032
MarathonNorco Aerospace, Inc.	Delaware	2389579	74-2707437
Adams Rite Aerospace, Inc.	California	1381845	95-4056812
Champion Aerospace LLC	Delaware	3379919	58-2623644
Avionic Instruments LLC	Delaware	2104150	13-2666109
Skurka Aerospace Inc.	Delaware	3901871	20-2042650
CDA InterCorp LLC	Florida	L07000068428	59-1285683
AeroControlex Group, Inc.	Delaware	4373188	26-0379798
Aviation Technologies, Inc.	Delaware	3633813	04-3750236
Avtech Corporation	Washington	578-064-829	91-0761549
Transicoil LLC	Delaware	3780515	26-0084182
Malaysian Aerospace Services, Inc.	Delaware	4160691	20-4894903
Bruce Aerospace Inc.	Delaware	4402705	26-0658833
Bruce Industries, Inc.	Colorado	20061054139	20-8487769
CEF Industries, LLC	Delaware	2103147	36-2056886
Acme Aerospace, Inc.	Delaware	4708154	16-0324980
Semco Instruments, Inc.	Delaware	0778865	95-2500600
Dukes Aerospace, Inc.	Delaware	4730861	27-1368976
Aircraft Parts Corporation	New York	None	11-2001917
McKechnie Aerospace Holdings, Inc.	Delaware	4340005	26-0181650
McKechnie Aerospace DE, Inc.	Delaware	4333330	20-8964837
McKechnie Aerospace US LLC	Delaware	3968140	27-0127704
McKechnie Aerospace Investments, Inc.	Delaware	2977910	58-2430801
Valley-Todeco, Inc.	Delaware	2547330	95-4549709

Hartwell Corporation	California	C0338013	95-1936254
Western Sky Industries, LLC	Delaware	2118418	94-3033701
Texas Rotronics, Inc.	Texas	154629200	32-001732828

2

Schedule II

Capital Stock

Issuer	Holder	Number and Class of Shares Issued and Outstanding	Number and Class of Shares Pledged	% of Equity Interest Pledged
1. TransDigm Inc.	TransDigm Group Incorporated	100 shares of common stock	100 shares of common stock	100%
2. MarathonNorco Aerospace, Inc.	TransDigm Inc.	32,925 shares of common stock	32,925 shares of common stock	100%
3. Adams Rite Aerospace, Inc.	TransDigm Inc.	50,000 common shares	50,000 common shares	100%
4. Champion Aerospace LLC	TransDigm Inc.	100% of membership interests	100% membership interests	100%
5. Marathon Power Technologies Limited	MarathonNorco Aerospace, Inc.	100,000 ordinary shares, par value 1.00	65,000 ordinary shares, par value 1.00	65%
6. Avionic Instruments LLC	TransDigm Inc.	100% of membership interests	100% of membership interests	100%
7. Skurka Aerospace Inc.	TransDigm Inc.	100 shares of common stock	100 shares of common stock	100%
8. CDA InterCorp LLC	TransDigm Inc.	100% of membership interests	100% of membership interests	100%
9. AeroControlex Group, Inc.	TransDigm Inc.	100 common shares	100 common shares	100%
10. Aviation Technologies, Inc.	TransDigm Inc.	3,000 shares of common stock	3,000 shares of common stock	100%
11. Avtech Corporation	Aviation Technologies, Inc.	4,689 shares of common stock	4,689 shares of common stock	100%
12. Transicoil LLC	Aviation Technologies, Inc.	100% of membership interests	65% of membership interests	65%
13. Transicoil (Malaysia) Sendirian Berhad	Transicoil LLC	1,000,000 ordinary shares	650,000 ordinary shares	65%
14. Malaysian Aerospace Services, Inc.	Aviation Technologies, Inc.	500 shares of common stock	500 shares of common stock	100%
15. Bruce Aerospace Inc.	TransDigm Inc.	100 common shares	100 common shares	100%
16. Bruce Industries, Inc.	Bruce Aerospace Inc.	1,000 common shares	1,000 common shares	100%
17. CEF Industries, LLC	TransDigm Inc.	100% of membership interests	100% of membership interests	100%
18. Aircraft Parts Corporation	Skurka Aerospace Inc.	5,000 common shares	5,000 common shares	100%
19. Acme Aerospace, Inc.	TransDigm Inc.	100 shares of common stock	100 shares of common stock	100%

Issuer	Holder	Number and Class of Shares Issued and Outstanding	Number and Class of Shares Pledged	% of Equity Interest Pledged
20. Semco Instruments, Inc.	TransDigm Inc.	4,824,204 Class A common shares	4,824,204 Class A common shares	100%
21. Dukes Aerospace, Inc.	TransDigm Inc.	5,000 common shares	5,000 common shares	100%
22. McKechnie Aerospace DE, Inc.	McKechnie Aerospace Holdings, Inc.	100 shares of common stock	100 shares of common stock	100%
23. McKechnie Aerospace US LLC	McKechnie Aerospace DE, Inc.	135,300,000 units	135,300,000 units	100%
24. McKechnie Aerospace (Europe) Limited (UK company)	McKechnie Aerospace DE, Inc.	1,000 shares owned	650 shares	65%
25. McKechnie Aerospace Investments, Inc.	McKechnie Aerospace US LLC	1,000 shares of Class A common stock	1,000 shares of Class A common stock	100%
		13,000 shares of Class B common stock	13,000 shares of Class B common stock	100%
26. Valley-Todeco, Inc.	McKechnie Aerospace Investments, Inc.	1,500 shares of common stock	1,500 shares of common stock	100%
27. Hartwell Corporation	McKechnie Aerospace Investments, Inc.	27,132 ordinary shares	27,132 ordinary shares	100%
		34,892 ordinary shares	34,892 ordinary shares	100%
28. Western Sky Industries, LLC	McKechnie Aerospace Investments, Inc.	100 units	65 units	65%
29. Mecanismos De Matamoros, S.A. de C.V. (Mexican company)	Western Sky Industries, LLC	10,000 shares of Class A common stock owned]	6,500 shares of Class A common stock)	65%
	Texas Rotronics, Inc.	34,999 shares of Class B common stock owned	22,749.35 shares of Class B common stock	65%
	Western Sky Industries, LLC	1 share of Class B common stock owned)	.65 shares of Class B common stock	0%
30. Aero Quality Sales, Ltd. (UK company)	Western Sky Industries, LLC	125,000 ordinary shares owned	81,250 ordinary shares	65%
31. Texas Rotronics, Inc.	Western Sky Industries, LLC	1000 shares of common stock	1000 shares of common stock	100%
32. McKechnie Aerospace Holdings, Inc.	TransDigm Inc.	100 shares of common stock	100 shares of common stock	100%

2

Pledged Debt Securities

1.	Promissory Note, dated as of February 27, 2007, made by Champion Aerospace LLC (f/k/a Champion Aerospace Inc.) in favor of TransDigm Inc. in the principal amount of $81,937,500

2.	Demand Promissory Note, dated February 7, 2007, made by Aviation Technologies, Inc. (as successor by merger to Project Coffee Acquisition Co.) in favor of TransDigm Inc., in the principal amount of $300,000,000

3.	Notes issued by McKechnie Aerospace (Europe) Ltd. in the aggregate principal amount of £22,793,050 and £1,000 each to McKechnie Aerospace DE, Inc.

4.	Notes issued by McKechnie Aerospace (Europe) Ltd. in the aggregate principal amount of €50,383,707 and €1,000 each to McKechnie Aerospace DE, Inc.

5.	Amended and Restated Intercompany Note, dated as of the February 9, 2011, made by each of the payors listed on the signature pages thereto, in favor of the Payees (as defined therein)

3

Schedule III

Intellectual Property

Patents

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date
TransDigm Inc.	Pending	US	Side-Locking Clamping Apparatus and Method	12/775,623	07-May-10
TransDigm Inc.	Pending	PCT	Side-Locking Clamping Apparatus and Method	PCT/US2010/034038	07-May-10
TransDigm Inc.	Granted	US	Control Cables	09/133,566	13-Aug-98	6,484,605	26-Nov-02
TransDigm Inc.	Granted	US	Control Cables	09/839,545	20-Apr-01	6,314,830	13-Nov-01
TransDigm Inc.	Granted	Canada	Control Cables	2,340,347	13-Aug-99	2,340,347	14-Feb-06
TransDigm Inc.	Pending	Europe	Control Cables	99942054.0	13-Aug-99	1104503
TransDigm Inc.	Granted	Japan	Control Cables	565307/00	13-Aug-99	4479449	05-Mar-10
AeroControlex Group, Inc.	Granted	US	Lavatory Service Shut Off Valve	10/085,510	28-Feb-02	6,729,368	04-May-04
TransDigm Inc.	Published	Germany	Lavatory Service Shut Off Valve	10392125.7	28-Feb-03
TransDigm Inc.	Granted	Canada	Lavatory Service Shut Off Valve	2,447,989	28-Feb-03	2,447,989	13-May-08
AeroControlex Group, Inc.	Granted	US	Lavatory Service Shut Off Valve	10/505,756	26-Aug-04	7,331,365	19-Feb-08
TransDigm Inc.	Granted	US	Coupling Assembly	10/413,583	15-Apr-03	6,971,682	06-Dec-05
TransDigm Inc.	Granted	Europe	Coupling Assembly	04759414.8	13-Apr-04	1613888	25-Jun-08
TransDigm Inc.	Granted	Germany	Coupling Assembly	602004014602	13-Apr-04	1613888	25-Jun-08
TransDigm Inc.	Granted	Spain	Coupling Assembly	04759414.8	13-Apr-04		25-Jun-08
TransDigm Inc.	Granted	France	Coupling Assembly	04759414.8	13-Apr-04	1613888	25-Jun-08
TransDigm Inc.	Granted	United Kingdom	Coupling Assembly	04759414.8	13-Apr-04	1613888	25-Jun-08
TransDigm Inc.	Granted	US	Automatic Shutoff Refueling Receiver	10/728,832	08-Dec-03	7,467,649	23-Dec-08
Adams Rite Aerospace, Inc.	Granted	US	Quick Return Electro-Mechanical Actuator	10/274,558	21-Oct-02	6,677,844	31-Jan-04
AeroControlex Group, Inc.	Granted	US	Static Port Skin Applique Apparatus and Method	11/065,293	25-Feb-05	7,407,136	05-Aug-08

4

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date
TransDigm Inc.	Granted	US	Straight Ribbon Heater	10/935,149	08-Sep-04	7,176,421	13-Feb-07
TransDigm Inc.	Granted	Europe	Straight Ribbon Heater	05723008.8	15-Feb-05	1721491	09-Apr-08
TransDigm Inc.	Granted	Germany	Straight Ribbon Heater	6020050059601	15-Feb-05	1721491	09-Apr-08
TransDigm Inc.	Granted	Spain	Straight Ribbon Heater	05723008.8	15-Feb-05	2306118	09-Apr-08
TransDigm Inc.	Granted	France	Straight Ribbon Heater	05723008.8	15-Feb-05	1721491	09-Apr-08
TransDigm Inc.	Granted	United Kingdom	Straight Ribbon Heater	05723008.8	15-Feb-05	1721491	15-Feb-05
TransDigm Inc.	Granted	US	Clamping Apparatus and Method	11/061,742	22-Feb-05	7,392,569	01-Jul-08
TransDigm Inc.	Granted	Europe	Clamping Apparatus and Method	05723427.0	22-Feb-05	1716339	07-Apr-10
TransDigm Inc.	Granted	Germany	Universal Clamp	05723427.0	22-Feb-05	60 2005 020422.9-08	07-Apr-10
TransDigm Inc.	Granted	France	Universal Clamp	05723427.0	22-Feb-05	1716339	07-Apr-10
TransDigm Inc.	Granted	United Kingdom	Universal Clamp	05723427.0	22-Feb-05	1716339	07-Apr-10
TransDigm Inc.	Granted	Spain	Universal Clamp	05723427.0	22-Feb-05	1716339	07-Apr-10
TransDigm Inc.	Granted	Italy	Universal Clamp	05723427.0	22-Feb-05	1716339	07-Apr-10
TransDigm Inc.	Published	US	Aircraft Portable Water Disinfection/Sanitation System	11/790,751	27-Apr-07
TransDigm Inc.	Published	Europe	Aircraft Portable Water Disinfection/Sanitation System	08746226.3	18-Apr-08
TransDigm Inc.	Published	US	Flexible, Self Bonding Coupling Assembly	11/907,174	10-Oct-07
TransDigm Inc.	Pending	Canada	Flexible, Self Bonding Coupling Assembly	2702255	30-Sep-08
TransDigm Inc.	Pending	Japan	Flexible, Self Bonding Coupling Assembly	2010-528940	30-Sep-08
TransDigm Inc.	Pending	EPO	Flexible, Self Bonding Coupling Assembly	08838500.0	30-Sep-08
AeroControlex Group, Inc.	Pending	US	Freeze Resistant Manifold Assembly and System	12/483,666	12-Jun-09
AeroControlex Group, Inc.	Pending	PCT	Freeze Resistant Manifold Assembly and System	PCT/US2010/038509	14-Jun-10

5

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date
Adams Rite Aerospace, Inc.	Published	US	Window Shade Positioning Apparatus and Method	11/132,433	19-May-05
Adams Rite Aerospace, Inc.	Granted	Europe	Window Shade Positioning Apparatus and Device	05011345.5	25-May-05	1600316	14-Jul-10
Adams Rite Aerospace, Inc.	Granted	France	Window Shade Positioning Apparatus	05011345.5	25-May-05	1600316	14-Jul-10
Adams Rite Aerospace, Inc.	Granted	Germany	Window Shade Positioning Apparatus and Method	05011345.5	25-May-05	1600316	14-Jul-10
TransDigm Inc.	Published	US	Hands Free Waste Flap Apparatus and Method	12/305,170	08-Oct-09
TransDigm Inc.	Published	Europe	Hands Free Waste Flap Apparatus and Method	07809622.9	18-Jun-07
Adams Rite Aerospace, Inc.	Pending	US	Electronic Rapid Decompression Sensor	12/921,324	07-Sep-10
Adams Rite Aerospace, Inc.	Pending	Mexico	Rapid Decompression Detection System and Method	MX/a/2010/009892	09-Mar-09
Adams Rite Aerospace, Inc.	Pending	Canada	Rapid Decompression Detection System and Method	2717911	09-Mar-09
Adams Rite Aerospace, Inc.	Pending	China	Rapid Decompression Detection System and Method		09-Mar-09
Adams Rite Aerospace, Inc.	Pending	India	Rapid Decompression Detection System and Method		09-Mar-09
Adams Rite Aerospace, Inc.	Pending	Europe	Rapid Decompression Detection System and Method	09717246.4	09-Mar-09
Adams Rite Aerospace, Inc.	Pending	Singapore	Rapid Decompression Detection System and Method	201006860-9	09-Mar-09
Adams Rite Aerospace, Inc.	Published	US	Decompression Vent Latching Mechanism	12/264,150	03-Nov-08
Adams Rite Aerospace, Inc.	Pending	Philippines	Decompression Vent Latching Mechanism	1-2010-500980
Adams Rite Aerospace, Inc.	Published	Europe	Decompression Vent Latching Mechanism	08844338.7	06-May-10
Adams Rite Aerospace, Inc.	Pending	US	Multi-Color Liminaire	61/345,588	17-May-10

6

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date
Champion Aerospace LLC	Granted	Canada	Magneto with Dual Mode Operation	2,193,620	16-June-95	2,193,620	18-Jan-00
Champion Aerospace LLC	Granted	Germany	Magneto with Dual Mode Operation	95923078	16-Jun-95	69528175.5	11-Sep-02
Champion Aerospace LLC	Granted	Europe	Magneto with Dual Mode Operation	95923078	16-Jun-95	0766786	11-Sep-02
Champion Aerospace LLC	Granted	France	Magneto with Dual Mode Operation	95923078	16-Jun-95	0766786	11-Sep-02
Champion Aerospace LLC	Granted	United Kingdom	Magneto with Dual Mode Operation	95923078	16-Jun-95	0766786	11-Sep-02
Champion Aerospace LLC	Granted	US	Air-Cooled Ignition Lead	10/906,338	15-Feb-05	7,124,724	24-Oct-06
Champion Aerospace, Inc.	Granted	US	Switching Assembly for an Aircraft Ignition System	12/194,933	20-Aug-08	7880281	01-02-11
Champion Aerospace LLC	Granted	US	Power Supply Unit for use with an Aircraft Electrical System	12/052,821	21-Mar-08	7,750,496	06-Jul-10
Champion Aerospace LLC	Granted	US	Partitioned Exciter System	10/616,105	09-Jul-03	7,130,180	31-Oct-06
Champion Aerospace LLC	Granted	US	Ignition Lead with Replaceable Terminal Contact	10/851,399	21-May-04	7,001,195	21-Feb-06
Champion Aerospace LLC	Granted	US	Two-Piece Swaged Center Electrode Assembly	09/934,068	21-Aug-01	6,614,145	02-Sep-03
Champion Aerospace LLC	Granted	US	Exciter Circuit With Ferro-Resonant Transformer Network For An Ignition System Of A Turbine Engine	09/974,074	10-Oct-01	6,603,216	05-Aug-03
Champion Aerospace LLC	Granted	US	Inductive Ignition Circuit	09/472,370	23-Dec-99	6,297,568	02-Oct-01
Champion Aerospace LLC	Granted	US	Ignition Plug and Method of Manufacture	09/481,300	11-Jan-00	6,285,008	04-Sep-01
Champion Aerospace LLC	Granted	US	Low-Temperature Lead-Free Glaze for Alumina Ceramics	08/971,343	17-Nov-97	5,985,473	16-Nov-99
Champion Aerospace LLC	Granted	US	Dual Gated Power Electronic Switching Devices	08/847,614	28-Apr-97	5,981,982	09-Nov-99

7

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date
Champion Aerospace LLC	Granted	US	Methods of Making Dual Gated Power Electronic Switching Devices	08/847,615	28-Apr-97	5,970,324	19-Oct-99
Champion Aerospace LLC	Granted	US	Internal Combustion Engine with Temperature Dependent Timing of Spark Event	08/802,612	19-Feb-97	5,875,763	02-Mar-99
Champion Aerospace LLC	Granted	US	Turbine Engine Ignition Exciter Circuit Including Low Voltage Lockout Control	08/831,518	01-Apr-97	5,852,381	22-12-98
Champion Aerospace LLC	Granted	US	Magneto with Dual Mode Operation	08/281,492	27-Jul-94	5,544,633	13-Aug-96
Champion Aerospace LLC	Granted	US	Magneto-Based Ignition System For Reciprocating Internal Combustion Engine Having A Capacitive Discharge Booster For Aiding Engine Starting	08/587,515	17-Jan-96	5,630,384	20-May-97
Champion Aerospace LLC	Granted	US	Low-Temperature Lead-Free Glaze for Alumina Ceramics	08/638,152	26-Apr-96	5,677,250	14-Oct-97
Champion Aerospace LLC	Granted	US	Turbine Engine Ignition Exciter Circuit Including Low Voltage Lockout Control	08/598,904	09-Feb-96	5,656,966	12-Aug-97
Champion Aerospace LLC	Granted	US	Ignition Exciter Circuit With Thyristors Having High Di/Dt And High Voltage Blockage	08/207,717	09-Mar-94	5,592,118	07-Jan-97
Champion Aerospace LLC	Granted	US	Automotive Ignition Coil Assembly	08/435,927	05-May-95	5,535,726	16-Jul-96
Champion Aerospace LLC	Granted	US	Low-Temperature Lead-Free Glaze for Alumina Ceramics	08/323,936	17-Oct-94	5,518,968	21-May-96
Champion Aerospace LLC	Granted	US	Igniter Plug Extender for a Turbine Engine Combustor	08/090,265	13-Jul-93	5,402,637	04-Apr-95
Champion Aerospace LLC	Granted	US	Modular Ignition System	08/031,009	12-Mar-93	5,381,773	17-Jan-95
Champion Aerospace LLC	Granted	US	Igniter and Cable Connector Assembly	07/849,962	12-Mar-92	5,283,499	01-Feb-94

8

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date
Champion Aerospace LLC	Granted	US	Surface Gap Igniter	07/739,973	05-Aug-91	5,187,404	16-Feb-93
Champion Aerospace LLC	Granted	US	Igniter Cable Connector Seal	07/728,860	11-Jul-91	5,083,932	28-Jan-92
MarathonNorco Aerospace, Inc.	Granted	US	Mechanical Oscillator	08/333,735	03-Nov-94	5,592,852	14-Jan-97
MarathonNorco Aerospace, Inc.	Granted	US	Mechanical Oscillator	08/680,642	17-Jul-96	5,709,127	20-Jan-98
MarathonNorco Aerospace, Inc.	Granted	US	Hinged Strut Construction	08/014,535	08-Feb-93	5,364,201	15-Nov-94
MarathonNorco Aerospace, Inc.	Granted	US	Strut Construction	07/970,016	02-Nov-92	5,265,970	30-Nov-93
MarathonNorco Aerospace, Inc.	Granted	US	Strut Construction	08/059,569	12-May-93	5,366,313	22-Nov-94
MarathonNorco Aerospace, Inc.	Granted	US	Latch Mechanism	09/476,962	03-Jan-02	6,428,060	06-Aug-02
MarathonNorco Aerospace, Inc.	Granted	US	Telescoping Strut Construction	08/841,767	05-May-97	5,950,997	14-Sep-99
MarathonNorco Aerospace, Inc.	Granted	US	Mechanical Drive Assembly Incorporating Counter Spring Biassed Radially Adjustable Rollers	08/498,358	05-Jul-95	5,680,795	28-Oct-97
MarathonNorco Aerospace, Inc.	Granted	US	Mechanical Drive Assembly Incorporating Counter Spring Biassed Radially Adjustable Rollers	08/745,916	08-Nov-96	5,860,324	19-Jan-99
MarathonNorco Aerospace, Inc.	Granted	US	Anti-Friction Nut	07/818,886	10-Jan-92	5,191,805	09-Mar-93
MarathonNorco Aerospace, Inc.	Granted	US	Latch Construction	07/484,799	26-Feb-90	5,044,679	03-Sep-91
MarathonNorco Aerospace, Inc.	Granted	US	Latch Construction	07/751,312	28-Aug-91	5,192,098	09-Mar-93
MarathonNorco Aerospace, Inc.	Published	US	Mechanical Rate Control Device for a Hold Open Rod	12/135,778	09-Jun-08

9

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date
MarathonNorco Aerospace, Inc.	Published	US	Mechanically Dampening Hold Open Rod	12/555,200	08-Sep-09
MarathonNorco Aerospace, Inc.	Pending	PCT	Hold Open Rod	PCT/US10/48033	07-Sep-10
MarathonNorco Aerospace, Inc.	Pending	US	Mechanically Dampening Hold Open Rod	12/857,947	17-Aug-10
TransDigm, Inc.	Granted	US	Ice-Proof fluid line assemblies	09/128,758	04-Aug-98	5,975,119	02-Nov-99
TransDigm, Inc.	Granted	US	Fuel line systems with electric charge buildup prevention	08/990,068	12-Dec-97	5,973,903	26-Oct-99
Bruce Aerospace Inc.	Pending	PCT	High Brightness Light Emitting Diode Light	PCT/US10/44452	04-Aug-10
Bruce Aerospace Inc.	Granted	US	Lighting Control System and Method	11/015,184	17-Dec-04	7,221,110	22-May-07
Bruce Aerospace Inc.	Granted	US	LED Burning Prevention	11/053,009	08-Feb-05	7,019,283	28-Mar-06
Bruce Aerospace Inc.	Granted	US	Electronic Ballast with DC Output Flyback Converter	10/266,162	07-Oct-02	6,864,642	08-Mar-05
Bruce Aerospace Inc.	Granted	US	Sensing Voltage for Fluorescent Lamp Protection	10/318,866	13-Dec-02	6,819,063	16-Nov-04
Bruce Aerospace Inc.	Granted	US	Electronic Ballast with Filament Detection	10/265,350	04-Oct-02	6,750,619	15-Jun-04
Bruce Aerospace Inc.	Granted	US	Interter Ballast Circuit Featuring Current Regulation Over Wide Lamp Load Range	07/932,708	19-Aug-92	5,466,992	14-Nov-95
Bruce Aerospace Inc.	Granted	US	Electronic Ballast and Power Controller	08/018,774	17-Feb-93	5,449,981	12-Sep-95
Bruce Aerospace Inc.	Granted	US	Wide Range Load Current Regulation in Saturable Reactor Ballast	08/120,950	14-Sep-93	5,432,406	11-Jul-95
Bruce Aerospace Inc.	Granted	US	Magnetic Ballast for Fluorescent Lamps	08/065,538	17-May-93	5,389,857	14-Feb-95
Bruce Aerospace Inc.	Granted	US	Fluid Control Valve Unit	07/905,911	29-Jun-92	5,328,152	12-Jul-94
Acme Aerospace, Inc.	Pending	US	Storage Battery Electrodes with Integral Conductors	11/282,537	18-Nov-05
Acme Aerospace, Inc.	Granted	US	Sealed Rechargeable Battery with Stabilizer	08/306,633	15-Sep-94	5,569,554	29-Oct-96

10

US Patents

Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)	Record Owner
United States	Pressure Sensing Dead Bolt	7255376 (10/491977)	8/14/07 (07/13/04)	Hartwell Corporation
United States	Motor Driven Latch	7252311 (10/944132)	8/7/07 (09/17/04)	Hartwell Corporation
United States	Viscous Shear Damping Strut Assembly	7882941 [20080308366] (11/763818)	02/08/2011 [12/18/08] (6/15/07)	Hartwell Corporation
United States	Bifurcated Latching System	[20080067818] (11/835597)	[3/20/08] (8/8/07)	Hartwell Corporation
United States	Command Latch And Pin Latch System	[20080129056] (11/944801)	[6/5/08] (11/26/07)	Hartwell Corporation
United States	Latching Mechanism	5152559	10/6/92	Hartwell Corporation
United States	Catch for Door Latch	5188403	2/23/93	Hartwell Corporation
United States	Method For Molding A Strip Of Blind Rivets	5207966	5/4/93	Hartwell Corporation
United States	Apparatus For Making Blind Rivets	5238377	8/24/93	Hartwell Corporation
United States	Single-Point Self-Closing Latch	5551737	9/3/96	Hartwell Corporation
United States	Rotary Hook Tension-Shear Latch	5556142	9/17/96	Hartwell Corporation

11

Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)	Record Owner
United States	Self Locking Strut	5579875	12/3/96	Hartwell Corporation
United States	Low Profile Hook Latch Assembly	5620212	4/15/97	Hartwell Corporation
United States	Circuit Board Standoff Connector	5754412	5/19/98	Hartwell Corporation
United States	Adjustable Pressure Relief Latch	5765883	6/16/98	Hartwell Corporation
United States	Extended Reach Latch	5984382	11/16/99	Hartwell Corporation
United States	Overcenter Double Jaw Latch Mechanism	6042156	3/28/00	Hartwell Corporation
United States	Handle Assembly For An Aircraft Door Or The Like	6059231	5/9/00	Hartwell Corporation
United States	Translating Handle Assembly	6095573	8/1/00	Hartwell Corporation
United States	Increased Strength Dogging Mechanism	6123370	9/26/00	Hartwell Corporation
United States	Front-Mounted Hinge	6151755	11/28/00	Hartwell Corporation
United States	Permanently Connected Remote Latch Mechanism	6189832	2/20/01	Hartwell Corporation
United States	Dampening Strut	6193223	2/27/01	Hartwell Corporation
United States	Latch With Sensor	6279971	8/28/01	Hartwell Corporation
United States	Latch Assembly Including Sensor	6325428	12/4/01	Hartwell Corporation
United States	Cinch-Up Latch	6343815	2/5/02	Hartwell Corporation
United States	Keeper Mechanism	6382690	5/7/02	Hartwell Corporation

12

Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)	Record Owner
United States	Blowout Latch	6513841	2/4/2003	Hartwell Corporation
United States	Extendable Latch	6629712	10/7/03	Hartwell Corporation
United States	Blowout Latch	6755448	6/29/04	Hartwell Corporation
United States	Pressure Responsive Blowout Latch	6866226	3/15/05	Hartwell Corporation
United States	Pressure Responsive Blowout Latch With Reservoir	6866227	3/15/05	Hartwell Corporation
United States	Rotary Latch Mechanism	6913297	7/5/05	Hartwell Corporation
United States	Externally Adjustable Latch	6945573	9/20/05	Hartwell Corporation
United States	Flush Handle Assembly	6971689	12/6/05	Hartwell Corporation
United States	Latch Mechanism	7131672	11/7/06	Hartwell Corporation
United States	Preloaded Latch Mechanism	7185926	3/6/07	Hartwell Corporation
United States	Quick Release Latch For A Bus Seat Or The Like	D395388	6/23/98	Hartwell Corporation
United States	Pressure Responsive Blowout Latch	7578475 (10/939659)	8/25/09 (09/13/04)	Hartwell Corporation
United States	Composite tube assemblies and methods of forming the same	[2008-157519] (11/981569)	[7/3/08] (10/30/07)	Tyee Aircraft
United States	Swivel Insert For A Control Rod	6595714	7/22/2003	Western Sky Industries, LLC, a.k.a. Tyee Aircraft
United States	Force Sensor Rod	6830223	12/14/04	Western Sky Industries, LLC, a.k.a. Tyee Aircraft

13

Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)	Record Owner
United States	Multiple Speed Fastener	5624221	4/29/97	Hartwell Corporation

FOREIGN PATENTS

Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)	Record Owner
Austria	Blowout Latch	(338182)	(09/15/06)	Hartwell Corporation
Brazil	Sliding Hinge With Locking	8902320	11/13/90	Hartwell Corporation
Canada	Pressure Responsive Blowout Latch	2462760 (2462760)	12/1/09 (4/4/02)	Hartwell Corporation
Canada	Pressure Responsive Blowout Latch with Reservoir	(2489598]	(12/13/04)	Hartwell Corporation
Canada	Latching Mechanism	(2029918)	1/2/96	Hartwell Corporation
Canada	Pressure Sensing Dead Bolt	(2462788)	(4/2/04)	Hartwell Corporation
Canada	Tool Operated Channel Latch	(2713779)	(07/29/2010)	Hartwell Corporation

14

Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)	Record Owner
Canada	Viscous Shear Damping Strut Assembly	(2691283)	(12/15/2009)	Hartwell Corporation
China	Quick Release Fastener	(1191944)	(09/02/1998)	Hartwell Corporation
China	Motor Driven Latch	[101076645] (20058039215)	04/01/2009 [11/21/2007]	Hartwell Corporation
China	Tool Operated Channel Latch	[CN101960080] (20098106954)	[01/26/2011]	Hartwell Corporation
EP	Blowout Latch	1270406 (1270406)	7/9/10 (04/21/04)	Hartwell Corporation
EP	Extendable Latch	1245769 (1245769)	3/8/06 (10/15/03)	Hartwell Corporation
EP	Blowout Latch	1197619 (1197619)	08/30/06 (10/10/01)	Hartwell Corporation
EP	Latch With Sensor	1091059 (1091059)	1/19/05 (9/18/00	Hartwell Corporation
EP	Pressure Sensing Dead Bolt	1438473	08/02/06	Hartwell Corporation
EP	Permanently Connected Remote Latch Mechanism	1066195 (1066195)	08/27/03 (4/1/99)	Hartwell Corporation
EP	Command Latch and Pin Latch System	(07291414.6)	(11/28/2007)	Hartwell Corporation
EP	Bifurcated Latching System	(07290991.4)	(08/09/2007)	Hartwell Corporation
EP	Motor Driven Latch	[EP1797263] (05814910.5)	[06/20/2007] (09/16/2005)	Hartwell Corporation
EP	Pressure Responsive Blowout Latch with Reservoir	EP1576248] (03751775.2)	[09/21/2005] (06/16/2003)	Hartwell Corporation
EP	Pressure Responsive Blowout Latch	[EP1446543] (02763760.2)	[08/18/2004] (09/27/2002)	Hartwell Corporation
EP	Viscous Shear Damping Strut Assembly	[EP2165088] (08827613.4)	(06/03/2008)	Hartwell Corporation

15

Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)	Record Owner
EP	Tool Operated Channel Latch	(09708482.6)	(02/02/2009)	Hartwell Corporation
Germany	Blowout Latch	60122644	10/12/2006	Hartwell Corporation
Germany	Latching Mechanism	69005599	04/28/1994	Hartwell Corporation
Germany	Permanently Connected Remote Latch Mechanism	69910749	06/17/2004	Hartwell Corporation
Japan	Latch With Sensor	(2001123725)	(05/08/2001)	[Unable To Confirm]
Japan	Permanently Connected Remote Latch Mechanism	(2002510582)	(04/09/2002)	Hartwell Corporation
Japan	Viscous Shear Damping Strut Assembly	[JP2010530048]	[09/02/2010]	Hartwell Corporation
Russia	Latching Mechanism	2013316	05/30/1994	Hartwell Corporation
Spain	Latching Mechanism	2049433	04/16/1994	Hartwell Corporation
Spain	Sliding Hinge With Locking	2044112	01/01/1994	Hartwell Corporation
Spain	Permanently Connected Remote Latch Mechanism	2204125	04/16/2004	Hartwell Corporation
Spain	Pressure Responsive Blowout Latch	[ES2320978] (20020763760T)	[06/01/2009] (09/27/2002)	Hartwell Corporation
Spain	Blowout Latch	[ES2272425] (20010308636T)	[05/01/2007] (10/10/2001)	Hartwell Corporation
WIPO	Motor Driven Latch	(200633929)	(03/30/2006)	Hartwell Corporation
WIPO	Latch Mechanism	[2006100654]	[09/28/2006]	Hartwell Corporation

16

Trademarks

Owner	Trademark:	Country	Application No:	Registration No.:	Registration Date:
Adams Rite Aerospace	AQUAFLITE	European Community	1098144	1098144	22-Feb-2001
Avionic Instruments Inc.	AEROSPACE FOR INDUSTRY	USA	74705510	2204172	17-Nov-1998
Avionic Instruments Inc	ACS AND DESIGN	USA	77350069	3599638	31-Mar-2009
Avionic Instruments Inc	AEROSPACE COOLING SOLUTIONS	USA	77350077	3599639	03-Mar-2009
Avtech Corporation	IDEAS THAT FLY	USA	74296051	1804707	16-Nov-1993
Bruce Aerospace, Inc.	WE LIGHT THE SKIES	USA	73448482	1364180	08-Oct-1985
Champion Aerospace LLC	BRINGING POWER TO FLIGHT	USA	74243008	1801860	02-Nov-1993
Champion Aerospace LLC	MISC DESIGN	USA	73646933	1759512	23-Mar-1993
Champion Aerospace LLC	CABLE DESIGN	USA	73646932	1719828	29-Sep-1992
Champion Aerospace LLC	SLICK AND DESIGN	USA	72145624	760554	26-Nov-1963
Champion Aerospace LLC	LASAR and Star Design	USA	74567628	2008936	15-Oct-1996
Champion Aerospace LLC	LASAR	USA	74567629	2010710	22-Oct-1996
Marathonnorco Aerospace, Inc	RF80-M	USA	85126094
Marathonnorco Aerospace, Inc.	MARATHONNORCO AEROSPACE and Design	European Community	8344954	008344954	12-Jan-2010
Marathonnorco Aerospace, Inc.	MARATHON	United Kingdom	B1241295	1241295	04-May-1985
Marathonnorco Aerospace, Inc.	MARATHON	USA	73487939	1330727	16-Apr-1985
Marathonnorco Aerospace, Inc.	M MARATHON SUPERPOWER AND DESIGN	USA	75632368	2787788	02-Dec-2003
Marathonnorco Aerospace, Inc.	M MARATHON AND DESIGN	USA	75632383	2787789	02-Dec-2003
Marathonnorco Aerospace, Inc.	MARATHONNORCO AEROSPACE and Design	USA	77653518	3666343	11-Aug-2009
Marathonnorco Aerospace, Inc.	MARATHONNORCO AEROSPACE and Design	USA	77746799
Marathonnorco Aerospace, Inc.	MARATHONNORCO AEROSPACE and Design	USA	77746806

17

Owner	Trademark:	Country	Application No:	Registration No.:	Registration Date:
Marathonnorco Aerospace, Inc.	MARATHON	European Community	1220789	1220789	09-Oct-2001
Marathonnorco Aerospace, Inc.	M DESIGN	USA	75632205	2543727	05-Mar-2002
Marathonnorco Aerospace, Inc.	MNAI	USA	78551622	3319738	23-Oct-2007
Marathonnorco Aerospace, Inc.	MARATHON	Canada	1004273	550881	17-Sep-2001
Marathonnorco Aerospace, Inc.	PROEASE	USA	75513355	2496591	09-Oct-2001
Marathonnorco Aerospace, Inc.	DATAFX	USA	75124154	2083649	29-Jul-1997
Marathonnorco Aerospace, Inc.	CASP	USA	73586477	1411141	30-Sep-1986
Marathonnorco Aerospace, Inc.	MNAI	USA	78551619	3125918	08-Aug-2006
Marathonnorco Aerospace, Inc.	NORCO INC. AND DESIGN	USA	73166121	1153612	12-May-1981
Marathonnorco Aerospace, Inc.	REFLEX	USA	72383564	936522	27-Jun-1972
Marathonnorco Aerospace, Inc.	DIGIFLEX	USA	73338416	1252763	04-Oct-1983
Marathonnorco Aerospace, Inc.	BALL REVERSER	USA	73068552	1144720	30-Dec-1980
Marathonnorco Aerospace, Inc.	CHRISTIE	USA	74247133	1727289	27-Oct-1992
Marathonnorco Aerospace, Inc.	SUPERPOWER	USA	73515350	1347534	09-Jul-1985
TransDigm Inc.	TRANSDIGM	China (People’s Republic)	6581262
TransDigm Inc.	WIGGINS	Chile	96171	639340	16-Aug-2002
TransDigm Inc.	TRANSDIGM	USA	77277955	3457067	01-Jul-2008
TransDigm Inc.	ADEL	USA	73293427	1189110	09-Feb-1982
TransDigm Inc.	WIGGINS	USA	73339008	1236043	03-May-1983
TransDigm Inc.	WIGGINS	Australia		370922	27-Jan-1982
TransDigm Inc.	WIGGINS	South Africa		B81/9465	08-Dec-1981
TransDigm Inc.	WIGGINS	South Africa		B81/4151	16-Jun-1981
TransDigm Inc.	WIGGINS	South Africa		B81/9466	08-Dec-1981
TransDigm Inc.	WIG-O-FLEX	United Kingdom	737800	737800	04-Jan-1976
TransDigm Inc.	TRANSDIGM	China (People’s Republic)	6581258	6581258	28-Mar-2010
TransDigm Inc.	TRANSDIGM	China (People’s Republic)	6581259	6581259	28-Apr-2010
TransDigm Inc.	TRANSDIGM	China (People’s Republic)	6581260	6581260	28-Mar-2010
TransDigm Inc.	TRANSDIGM	China (People’s Republic)	6581261	6581261	28-Mar-2010

18

US Trademarks

Country	Trademark	Regn No. (App. No.)	Regn. Date (App. Date)	Current Owner
California	FLIP-LOK	(4623)		Western Sky Industries, LLC, a.k.a. Western Sky Industries, Inc.
United States	HARTWELL	2703713 (76/221734)	4/8/03 (3/8/01)	Hartwell Corporation
United States	HARTWELL	1762408 (74/227615)	4/6/93 (12/5/91)	Hartwell Corporation
United States	HASCO	2708392 (76/139439)	4/22/03 (10/2/00)	Hartwell Corporation
United States	HC(Stylized & Design)	2676542 (76/221733)	1/21/03 (3/8/01)	Hartwell Corporation
United States	HC(Stylized & Design)	1744257 (74/233909)	1/5/93 (12/30/91)	Hartwell Corporation
United States	TRIGGER LOCK	1190430 (73/211143)	2/23/82 (4/11/79)	Hartwell Corporation
United States	XLP	2771803 (78/184801)	10/7/03 (11/13/02)	Hartwell Corporation
United States	SOLUTIONEERING	2798501 (76/291921)	12/23/03 (7/31/01)	McKechnie Aerospace (UK) Ltd.
United States	VT	3465245 (77/105071)	7/15/08 (2/12/07)	Valley-Todeco, Inc.
United States	VT AND DESIGN	3465248 (77/106508)	7/15/08 (2/13/07)	Valley-Todeco, Inc.
United States	VT AND DESIGN	3465242 (77/104179)	7/15/08 (2/9/07)	Valley-Todeco, Inc.
United States	VT AND DESIGN	3465241 (77/104155)	7/15/108 (2/9/07)	Valley-Todeco, Inc.
United States	AERO QUALITY	3302559 (78/954831)	10/2/07 (8/17/06)	Western Sky Industries, LLC

19

Country	Trademark	Regn No. (App. No.)	Regn. Date (App. Date)	Current Owner
United States	DESIGN ONLY	0887394 (72/328085)	3/10/70 (5/22/69)	Western Sky Industries, LLC
United States	TYEE	0887395 (72/328086)	3/10/70 (5/22/69)	Western Sky Industries, LLC

FOREIGN TRADEMARKS

Country	Trademark	Appln No. (App. No.)	Regn. Date (App. Date)	Current Owner
Canada	HARTWELL	TMA586646 (1096075)	8/6/03 (3/15/01)	Hartwell Corporation
Canada	HC (Stylized & Design)	TMA594455 (1096076)	11/12/03 (3/15/01)	Hartwell Corporation
CTM	HARTWELL	2170710 (2170710)	6/3/02 (4/9/01)	Hartwell Corporation
CTM	HC AND DESIGN	2170785 (2170785)	6/3/02 (4/9/01)	Hartwell Corporation
CTM	XLP	3134376 (3134376)	7/21/04 (4/15/03)	Hartwell Corporation
Japan	HARTWELL	4674615 (2001-30621)	5/23/03 (4/3/01)	Hartwell Corporation
Japan	HC (AND DESIGN)	4674616 (2001-30622)	5/23/03 (4/3/01)	Hartwell Corporation
Norway	SHACK’L SHIELD AND DESIGN	146057	7/18/91	Hartwell Corporation
Switzerland	RATE CHEK	398869 4962/1992	1/20/93 (6/30/92)	Hartwell Corporation
United Kingdom	AERO QUALITY AND DESIGN	2113924 (2113924)	12/8/99 (10/25/96)	Western Sky Industries, LLC

20

Copyrights

Jurisdiction	Title	Registration No.	Registration Date	Record Owner
United States	Water faucets	TX0000260690	06/01/1979	Adams Rite Products, Inc.
United States	Shak’l Shield: Heavy Duty Armored Padlock Hasp, Maximum Protection For Padlock Installations	Tx2442521	10/21/1988	Hartwell Corporation
United States	Shack’ Shield Bss17 Series	Tx2682229	10/26/1989	Hartwell Corporation
United States	Hartwell Salutes Fairchild REPublic	Tx1578760	4/11/1985	Hartwell Corporation
United States	Shack’l Shield Brand Hasp Installation Instructions	Tx2836447	7/10/1989	Hartwell Corporation
United States	Transicoil series 1000 D C motors; bull. no. TC 1000/1.	TX0000362423	1979	Transicoil
United States	Transicoil series 1100 integral motor-tachometers; bul1. no. TC 1100/1.	TX0000382904	1979	Transicoil
United States	Transicoil series 1200 D C motors; bull. no. TC 12000/1.	TX0000382903	1979	Transicoil
United States	Transicoil series 12100 integral motor-tachometers; bull. no. TC 12100/1.	TX0000382906	1979	Transicoil
United States	Transicoil series 2000 D C motors; bull. no. TC 2000/1.	TX0000362424	1979	Transicoil
United States	Transicoil series 6000 D C motors; bull. no. TC 6000/1.	TX0000382905	1979	Transicoil
United States	Schematic; drawing no. 9A4214-2.	VAu000414020	1997	Transicoil, Inc.
United States	Schematic; drawing no. 9S3288-1.	VAu000414023	1997	Transicoil, Inc.
United States	Schematic; drawing no. 9S3323-2.	VAu000418028	1997	Transicoil, Inc.
United States	Schematic signal conditioning frequency input; drawing no. 9S3484-5.	VAu000414026	1997	Transicoil, Inc.
United States	Schematic signal conditioning frequency input; drawing no. 9S3484-6.	VAu000414027	1997	Transicoil, Inc.

21

Jurisdiction	Title	Registration No.	Registration Date	Record Owner
United States	Schematic signal conditioning frequency resistance; drawing no. 9S3483-5.	VAu000414016	1997	Transicoil, Inc.
United States	Schematic signal conditioning resistance; drawing no. 9S3481-5.	VAu000414019	1997	Transicoil, Inc.
United States	Schematic signal conditioning strain gauge; drawing no. 9S3479-5.	VAu000414022	1997	Transicoil, Inc.
United States	Schematic signal conditioning thermocouple; drawing no. 9S3482-5.	VAu000418029	1997	Transicoil, Inc.

22

Patent Licenses

(1) Pursuant to an Agreement, dated as of March 26, 2001 (the “License Agreement”), between Honeywell Intellectual Properties Inc., Honeywell International Inc. (as Licensor) and TransDigm Inc. (as Licensee), Licensor granted to Licensee a license relating to those patents and applications for patents in the world, subject to any export controls that may be imposed by the government of the United States, which cover Licensed Products (as defined in the License Agreement) and/or Support (as defined in the License Agreement) and which were at the time of the License Agreement or thereafter owned by Licensor; any and all continuation, continuation-in-part, divisional, reissue, renewal and extension, and other patents and patent applications, and reexamination certificates, that claim in whole or in part the benefit of the filing date of any of the foregoing; and any and all counterpart foreign patents and patent applications of any of the foregoing.

(2) Champion Aerospace LLC is a licensor for the below U.S. patents.

Licensee Name and Address	Date of License/ Sublicense	Issue Date	Patent No.
John Driscoll 7800 Netherlands Drive Raleigh, North Carolina 27606	November 29, 1994	January 7, 1997	5,592,118
John Driscoll 7800 Netherlands Drive Raleigh, North Carolina 27606	November 29, 1994	August 12, 1997	5,656,966
John Driscoll 7800 Netherlands Drive Raleigh, North Carolina 27606	November 29, 1994	December 22, 1998	5,852,381

(3) Champion Aerospace LLC is a licensee for the below U.S. patents and non-U.S. patents.

U.S. Patents

Licensor Name and Address	Date of License/Sublicense	Issue Date	Patent No.
Federal-Mogul Worldwide, Inc.*	May 31, 2001	June 14, 1988	4,751,207
Federal-Mogul Worldwide, Inc.	May 31, 2001	January 17, 1995	5,381,773

23

Federal-Mogul Worldwide, Inc.	May 31, 2001	May 21, 1996	5,518,968
Federal-Mogul Worldwide, Inc.	May 31, 2001	July 16, 1996	5,535,726
Federal-Mogul Worldwide, Inc.	May 31, 2001	October 14, 1997	5,677,250
Federal-Mogul Worldwide, Inc.	May 31, 2001	November 16, 1999	5,985,473
Federal-Mogul Worldwide, Inc.	May 31, 2001	August 11, 1992	RE34,028

*	Expiration of patent is in dispute.

Non-U.S. Patents

Country	Licensor Name and Address	Date of License/ Sublicense	Issue Date	Non-US Patent No.
AU	Federal-Mogul Worldwide, Inc.	May 31, 2001	June 14, 1984	537242
AU	Federal-Mogul Worldwide, Inc.			573008
AU	Federal-Mogul Worldwide, Inc.	May 31, 2001	July 20, 1989	586761
AU	Federal-Mogul Worldwide, Inc.			8062857
AU	Federal-Mogul Worldwide, Inc.			8065688
AU	Federal-Mogul Worldwide, Inc.			8543814
AU	Federal-Mogul Worldwide, Inc.			8777830
BE	Federal-Mogul Worldwide, Inc.			887047
CA	Federal-Mogul Worldwide, Inc.			1132143
CA	Federal-Mogul Worldwide, Inc.	May 31, 2001	June 5, 1984	1168531
CA	Federal-Mogul Worldwide, Inc.	May 31, 2001	February 9, 1988	1232620
CA	Federal-Mogul Worldwide, Inc.	May 31, 2001	May 1, 1999	1268490
DE	Federal-Mogul Worldwide, Inc.	May 31, 2001	December 10, 1998	19617794
DE	Federal-Mogul Worldwide, Inc.	May 31, 2001	December 2, 1993	3787965
DE	Federal-Mogul Worldwide, Inc.	May 31, 2001	June 6, 1991	3036223
EPO	Federal-Mogul Worldwide, Inc.	May 31, 2001	October 27, 1993	277178
FR	Federal-Mogul Worldwide, Inc.			2468234
FR	Federal-Mogul Worldwide, Inc.			2566767
FR	Federal-Mogul Worldwide, Inc.	May 31, 2001	June 29, 1984	8022476
GB	Federal-Mogul Worldwide, Inc.			2309050
GB	Federal-Mogul Worldwide, Inc.			8516124
GB	Federal-Mogul Worldwide, Inc.			9519358
GB	Federal-Mogul Worldwide, Inc.			9621155
IT	Federal-Mogul Worldwide, Inc.			1186712
IT	Federal-Mogul Worldwide, Inc.			8049941
IT	Federal-Mogul Worldwide, Inc.			8520927
JP	Federal-Mogul Worldwide, Inc.	May 31, 2001	February 24, 1992	56067187
JP	Federal-Mogul Worldwide, Inc.			61,017,468
JP	Federal-Mogul Worldwide, Inc.			92010195
MX	Federal-Mogul Worldwide, Inc.	May 31, 2001	March 16, 1983	148143
MX	Federal-Mogul Worldwide, Inc.			155274
MX	Federal-Mogul Worldwide, Inc.	May 31, 2001	December 4, 1992	165801
MX	Federal-Mogul Worldwide, Inc.	May 31, 2001		196633
MX	Federal-Mogul Worldwide, Inc.	May 31, 2001		961639
NZ	Federal-Mogul Worldwide, Inc.	May 31, 2001	August 24, 1984	195331

24

Country	Licensor Name and Address	Date of License/ Sublicense	Issue Date	Non-US Patent No.
UK	Federal-Mogul Worldwide, Inc.	May 31, 2001	April 9, 1997	2300449
UK	Federal-Mogul Worldwide, Inc.	May 31, 2001	October 26, 1983	2060773
UK	Federal-Mogul Worldwide, Inc.	May 31, 2001	October 21, 1987	GB2160858
UK	Federal-Mogul Worldwide, Inc.	May 31, 2001	January 14, 1998	GB2294261
UK	Federal-Mogul Worldwide, Inc.	May 31, 2001	January 7, 1998	GB2309050
VE	Federal-Mogul Worldwide, Inc.	May 31, 2001		44581
ZA	Federal-Mogul Worldwide, Inc.	May 31, 2001	August 26, 1981	8005008
ZA	Federal-Mogul Worldwide, Inc.			8007059

(4) Champion Aerospace LLC is a licensee for the below U.S. patent application and the below non-U.S. patent applications.

U.S. Patent Applications

Licensor Name and Address	Date of License/Sublicense	Issue Date	Patent No
Federal-Mogul Worldwide, Inc.	May 31, 2001	Unknown	Patent Pending- Iridium Swaged/Brazed Electrode Assembly

Non-U.S. Patent Applications

Country	Licensor Name and Address	Date of License/ Sublicense	Issue Date	Non-US Patent No.
BR	Federal-Mogul Worldwide, Inc.	May 31, 2001	June 21, 1981	P18006759
CA	Federal-Mogul Worldwide, Inc.	May 31, 2001	March 25, 1996	2172585
DK	Federal-Mogul Worldwide, Inc.	May 31, 2001	March 29, 1988	8801750
IT	Federal-Mogul Worldwide, Inc.	May 31, 2001	October 20, 1980	1127892
JP	Federal-Mogul Worldwide, Inc.	May 31, 2001	July 30, 1987	1503622
PCT	Federal-Mogul Worldwide, Inc.	May 31, 2001	July 30, 1987	WO880929

(5) Champion Aerospace LLC is a licensee for the below U.S. trademarks.

Mark	Licensor Name and Address	Date of License/ Sublicense
CHAMPION (word only)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPION (stylized)	Federal-Mogul Worldwide, Inc.	May 31, 2001

25

CHAMPION and BOW-TIE design	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPION AVIATION PRODUCTS and BOW-Tie design	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPIONS OF THE AIR (words only)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPIONS OF THE AIR (stylized)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPIONAVIATON.COM (words only)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPION AVIATION PRODUCTS (words only)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPION AVIATION PRODUCTS (stylized)	Federal-Mogul Worldwide, Inc.	May 31, 2001
IT’S WISE TO FLY CHAMPION (words and design)	Federal-Mogul Worldwide, Inc.	May 31, 2001

(6) Pursuant to a License Agreement dated October 4, 2010, CDA InterCorp, LLC licensed to Honeybee Robotics, a Nevada corporation, all of its rights in any patents, patent applications and copyrights relating to certain technology developed by CDA Intercorp, LLC with respect to motors able to withstand temperatures in excess of 285 degrees Celsius.

(7) Pursuant to an Agreement dated as of June 29, 2001, as amended, and an Agreement dated September 26, 2003, among Honeywell Intellectual Properties Inc., Honeywell International Inc. (as Licensor), CCC & B LLC (as Licensee), PMA Sales, Inc. and Dukes Aerospace, Inc. (as Sub-Licensee), Sub-Licensee holds a non-exclusive sub-license relating to certain patents and applications for patents covering certain specified Pneumatic valves.

Trademark Licenses

None.

Copyright Licenses

None.

License Agreements

•	Phillips Screw Company Mortorq Technology, Patent, and Trademark License Agreement (New), dated February 18, 2008, between Phillips Screw Company, Linread Limited and Valley-Todeco, Inc.

26

•	Camcar Standard Domestic TORX Know-How and Trademark Limited License Agreement, dated as of October 1, 1992, between Camcar Division of Textron Inc. and Valley-Todeco, Inc.

•	Open Value Agreement, Agreement # V3736319, dated February 13, 2009, between Electromech Technologies and Microsoft Volume Licensing, GP.

27

Schedule IV

Commercial Tort Claims

Avtech Corporation v. Day-Ray Products, Inc., Case No. 2:10-cv-02405-VBF-FFM, filed with the Central District of California, Western Division on April 1, 2010.

28

Exhibit A to the

Guarantee and

Collateral Agreement

SUPPLEMENT NO. [—] dated as of [—], (this “Supplement”) to the Guarantee and Collateral Agreement dated as of June 23, 2006, as amended and restated as of December 6, 2010, and as further amended and restated as of February 14, 2011 (as amended and supplemented from time to time, the “Guarantee and Collateral Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG, as collateral agent for the Secured Parties and as administrative agent under each of the 2010 Credit Agreement and the 2011 Credit Agreement (each as defined below) (in such capacities, the “Agent”).

A. Reference is made to (a) the Credit Agreement dated as of December 6, 2010 (as amended, supplemented or otherwise modified from time to time, the “2010 Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2010 Lenders”) and the Agent and (b) the Credit Agreement dated as of February 14, 2011 (as amended, supplemented or otherwise modified from time to time, the “2011 Credit Agreement” and, together with the 2010 Credit Agreement, the “Credit Agreements”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2011 Lenders” and, together with the 2010 Lenders, the “Lenders”) and the Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 2010 Credit Agreement, the 2011 Credit Agreement or the Guarantee and Collateral Agreement, as the context may require.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the 2010 Issuing Banks to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the applicable Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the 2010 Issuing Banks to issue additional Letters of Credit, and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (except for any representation or warranty that is limited by its terms to an earlier specified date). In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of each location where any Collateral of the New Subsidiary is stored or otherwise located, set forth on Schedule II is a true and correct schedule of the Pledged Collateral of the New Subsidiary and set forth on Schedule III is a true and correct schedule of the Intellectual Property of the New Subsidiary, and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth under its signature below.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

by
Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by
Name:
Title:

by
Name:
Title:

Schedule I to

the Supplement No.

to the Guarantee and

Collateral Agreement

LOCATION OF COLLATERAL

Description	Location

Schedule II

to Supplement No.

to the Guarantee and

Collateral Agreement

Pledged Securities of the New Subsidiary

CAPITAL STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III

to Supplement No.

to the Guarantee and

Collateral Agreement

INTELLECTUAL PROPERTY

FORM OF PERFECTION CERTIFICATE

Reference is made to (a) the Credit Agreement dated as of December 6, 2010 (as amended, supplemented, or otherwise modified from time to time, the “2010 Credit Agreement”), among TransDigm Inc. (the “Borrower”), a Delaware corporation, TransDigm Group Incorporated, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2010 Lenders”) and Credit Suisse AG, as administrative agent and collateral agent for the 2010 Lenders thereunder, (b) the Credit Agreement dated as of February 14, 2011 (as amended, supplemented or otherwise modified from time to time, the “2011 Credit Agreement” and, together with the 2010 Credit Agreement, the “Credit Agreements”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2011 Lenders” and, together with the 2010 Lenders, the “Lenders”) and Credit Suisse AG, as administrative agent and collateral agent for the 2011 Lenders thereunder and (c) the Guarantee and Collateral Agreement dated as of June 23, 2006, as amended and restated as of December 6, 2010, and as further amended and restated as of February 14, 2011 (the “Guarantee and Collateral Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and Credit Suisse AG, as collateral agent for the Secured Parties and as administrative agent under each of the 2010 Credit Agreement and the 2011 Credit Agreement (in such capacities, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 2010 Credit Agreement, the 2011 Credit Agreement or the Guarantee and Collateral Agreement, as the context may require.

The undersigned, a Responsible Officer of Holdings and the Borrower, hereby certify to the Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

(c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

2

(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State

(b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Grantor	Mailing Address	County	State

(c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor:	Jurisdiction:

(d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Equipment or other Collateral not identified above:

Grantor	Mailing Address	County	State

(e) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State

(f) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Mailing Address	County	State

3. Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under each of the Credit Agreements.

5. UCC Filings. Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the collateral is comprised of fixtures,

3

timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6. Schedule of Filing. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest of the Borrower and each Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment of Holdings, the Borrower or any Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness held by Holdings, the Borrower and each Subsidiary that are required to be pledged under the Guarantee and Collateral Agreement, including all applicable intercompany notes between Holdings and each Subsidiary of Holdings and each Subsidiary of Holdings and each other such Subsidiary.

9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by the Borrower to any Subsidiary of the Borrower or made by any Subsidiary of the Borrower to the Borrower or to any other Subsidiary of the Borrower (other than those identified on Schedule 8), which advances are on the date hereof evidenced by one or more intercompany notes pledged to the Agent pursuant to the requirements of the Guarantee and Collateral Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary of the Borrower.

10. Intellectual Property. Attached hereto as Schedule 10(A) is a schedule setting forth all of each Grantor’s federally registered Patents, Patent Licenses, federally registered Trademark registrations and applications, and Trademark Licenses, including, in each case, the name of the registered owner, the registration number and the expiration date of such Patent and Trademark owned by any Grantor. Attached hereto as Schedule 10(B) is a schedule setting forth all of each Grantor’s federally registered Copyright registrations and applications and Copyright Licenses, including, in each case, the name of the registered owner, the registration number and the expiration date of such Copyright owned by any Grantor.

11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each mortgaged property, (a) the exact name of the person who owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a mortgage with respect to such property must be filed or recorded in order for the Agent to obtain a perfected security interest therein.

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12. Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of commercial tort claims in excess of $500,000 held by any Grantor, including a brief description thereof.

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this      day of             ,         .

TRANSDIGM GROUP INCORPORATED

by
Name:
Title:

TRANSDIGM INC.

by
Name:
Title:

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